Exhibit 10.2

ALPHA COGNITION INC.

2022 STOCK OPTION PLAN

i

ALPHA COGNITION INC.

(the “Corporation”)

2022 STOCK OPTION PLAN

1. PURPOSE

The purpose of this Plan is to provide an incentive to Eligible Persons, as that term is defined below, to acquire a proprietary interest in the Corporation, to continue their participation in the affairs of the Corporation and to increase their efforts on behalf of the Corporation.

2. DEFINITIONS AND INTERPRETATION

In this Plan, the following words have the following meanings:

(a)	“Blackout Period” means a period of time during which the Corporation prohibits Optionees from exercising the Options;

(b)	“Board” means the board of directors of the Corporation;

(c)	“Business Day” means any day, other than a Saturday, a Sunday or a statutory holiday in Vancouver, British Columbia;

(d)	“Cashless Exercise” means whereby the Corporation has an arrangement with a brokerage firm pursuant to which the brokerage firm will loan money to an Optionee to pay for the acquisition of the Option Shares on exercise of an Option. The brokerage firm then sells a sufficient number of Option Shares to cover the exercise price of the Options in order to repay the loan made to the Optionee. The brokerage firm receives an equivalent number of Option Shares from the exercise of the Options and the Optionee then receives the balance of the Option Shares or the cash proceeds from the balance of such Option Shares;

(e)	“Company” means a corporation, incorporated association or organization, body corporate, partnership, trust, association or other entity other than an individual;

(f)	“Consultant” means, in relation to the Corporation, an individual (other than an Employee or a Director of the Corporation) or Company that:

(i)	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Corporation or to any of its subsidiaries, other than services provided in relation to a distribution;

(ii)	provides the services under a written contract between the Corporation or any of its subsidiaries and the individual or the Consultant Company, as the case may be; and;

(iii)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or any of its subsidiaries.

(g)	“Consultant Company” means a Consultant that is a Company;

(h)	“Corporation” means Alpha Cognition Inc.;

(i)	“Director” means a director, senior officer or Management Company Employee of the Corporation, or of an unlisted Company seeking a listing on the Exchange, or a director, senior officer or Management Company Employee of the Corporation’s subsidiaries or an unlisted Company’s subsidiary;

(j)	“Early Expiry Date” means 4:00 pm local time in Vancouver on:

(i)	the date fixed by the Board for early expiry of each Option, which date will be no more than one year from the date on which the Optionee ceases to be an Eligible Person for any reason other than death, disability or cause; or

(ii)	the date that is 90 days from the date on which the Optionee ceases to be an Eligible Person for any reason other than death, disability or cause, if no date is fixed by the Board under (i) above;

(k)	“Eligible Person” means a person who is a Director, Employee or Consultant of the Corporation or its subsidiary on the Grant Date;

(l)	“Employee” means:

(i)	an individual who is considered an employee of the Corporation or its subsidiary under the Income Tax Act (Canada) (and for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)	an individual who works full-time for the Corporation or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

(iii)	an individual who works for the Corporation or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source;

(m)	“Exchange” means the TSX Venture Exchange;

(n)	“Expiry Date” means the date so fixed by the Board at the time the Option is awarded;

(o)	“Grant Date” means the date of grant of an Option to an Optionee;

(p)	“Included Directors” has the meaning ascribed to it in Section 9(e);

(q)	“Investor Relations Activities” means any activities, by or on behalf of the Corporation or a shareholder of the Corporation, that promote or reasonably could be expected to promote the purchase or sale of securities of the Corporation, but does not include:

(i)	the dissemination of information provided, or records prepared, in the ordinary course of business of the Corporation:

(A)	to promote the sale of products or services of the Corporation, or

(B)	to raise public awareness of the Corporation,

that cannot reasonably be considered to promote the purchase or sale of securities of the Corporation;

(ii)	activities or communications necessary to comply with the requirements of:

(A)	applicable Securities Laws, or

(B)	Exchange requirements or the by-laws, rules or other regulatory instruments of any other self-regulatory body or stock exchange having jurisdiction over the Corporation;

(iii)	communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if:

(A)	the communication is only through the newspaper, magazine or publication, and

(B)	the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

(iv)	activities or communications that may be otherwise specified by the Exchange;

(r)	“Management Company Employee” means an individual, employed by a Person, providing management services to the Corporation, which are required for the ongoing successful operation of the business enterprise of the Corporation, but excluding a person engaged in Investor Relations Activities;

(s)	“Material Change” has the definition prescribed by applicable Securities Laws;

(t)	“Material Fact” has the definition prescribed by applicable Securities Laws;

(u)	“Material Information” means Material Fact and/or Material Change as defined by applicable Securities Laws and Exchange policy;

(v)	“Net Exercise” means whereby Options, excluding Options held by any Person providing Investor Relations Activities, are exercised without the Optionee making any cash payment so the Corporation does not receive any cash from the exercise of the subject Options, and instead the Optionee receives only the number of Option Shares that is the equal to the quotient obtained by dividing:

(i)	the product of the number of Options being exercised multiplied by the difference between the VWAP of the Shares and the Option Price; by

(ii)	the VWAP of the Shares;

(w)	“Option” means the option granted to an Optionee under this Plan;

(x)	“Option Certificate” means the option certificate in the form attached as Schedule “A” to this Plan and issued to an Optionee;

(y)	“Option Period” means the period of time between the Grant Date and the Expiry Date, during which the Option may be exercised subject to any vesting conditions;

(z)	“Option Price” is the price at which the Optionee is entitled, pursuant to the Plan and as described in the Option Certificate, to acquire Option Shares;

(aa)	“Option Shares” means the Shares which the Optionee is entitled to acquire pursuant to this Plan and as described in the Option Certificate;

(bb)	“Optionee” means an Eligible Person to whom an Option has been granted by the Corporation;

(cc)	“Person” means an individual or a Company;

(dd)	“Plan” means this 2022 stock option plan, as may be amended from time to time in accordance with the provisions hereof;

(ee)	“Securities Laws” means securities legislation, securities regulation and securities rules, as amended, and the policies, notices, instruments and blanket orders in force from time to time that are applicable to the Corporation;

(ff)	“Shares” means common shares in the authorized share capital of the Corporation; and

(gg)	“VWAP” means the volume weighted average trading price of the Shares on the Exchange calculated by dividing the total value by the total volume of such securities traded for the five trading days immediately preceding the exercise of the subject Option. Where appropriate, the Exchange may exclude internal crosses and certain other special terms trades from the calculation.

The Plan will be interpreted and construed in accordance with the laws of the Province of British Columbia.

3. ADMINISTRATION

The Plan will be administered by the Board in accordance with the provisions of the Plan and subject to the rules of the Exchange from time to time (as applicable), and the Board will have full authority to:

(a)	determine which Eligible Persons will receive a grant of Options;

(b)	set the Option Price;

(c)	grant Options to Eligible Persons in such amounts and on such terms as the Board may determine;

(d)	set the Expiry Date and the Early Expiry Date for each Option provided that the Expiry Date will be a date that is no later than 10 years from the Grant Date (subject to extension where the Expiry Date falls within a Blackout Period);

(e)	impose vesting conditions on Options; and

(f)	interpret the Plan and make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan, taking into consideration the recommendations of management of the Corporation.

The interpretation by the Board of any of the provisions of the Plan will be final and conclusive. No member of the Board will be liable for any action or determination in connection with the Plan made or taken in good faith, and each member of the Board will be entitled to indemnification with respect to any such action or determination.

4. OPTIONEES

Optionees must be Eligible Persons (or companies wholly owned by Eligible Persons) who, in the opinion of the Board, are in a position to contribute to the success of the Corporation. If the Optionee is a Company, excluding Optionees that are Consultant Companies, then such Optionee must:

(i)	provide the Exchange with a completed Form 4F - Certification and Undertaking Required from a Company Granted an Incentive Stock Option or similar form required by Securities Laws; and

(ii)	not effect or permit any transfer of ownership or option of shares of the Corporation nor issue further shares of any class in the Corporation to any other individual or entity as long as the Option remains outstanding, except with the written consent of the Exchange.

5. THE OPTION SHARES

(a)	The aggregate number of Option Shares reserved for issuance under the Plan may not exceed 10% of the Corporation’s issued and outstanding Shares on the Grant Date (the “Maximum Number”).

(b)	Options issued prior to the adoption of the Plan will be included in the Maximum Number and will be subject to and exclusively governed by the terms of the Plan. To the extent of any conflict between the terms of the Plan and any previous terms governing options issued prior to the adoption of the Plan, the terms under the Plan will govern.

6. GRANT OF OPTIONS

Options may be granted by the Board in accordance with the Plan at any time prior to the termination of the Plan. Options granted pursuant to the Plan will be further described in an Option Certificate and will be subject to the following terms and conditions:

(a)	Option Price

The Option Price will be determined by the Board in its sole discretion, subject to the following:

(i)	if the Shares are listed on the Exchange, the Option Price will not be lower than the last closing price for the Shares as quoted on the Exchange prior to the Grant Date, less any discount permitted by the Exchange, and provided that the Option Price will not be lower than the “Discounted Market Price” (as defined in the policies of the Exchange);

(ii)	if the Shares are newly listed on the Exchange, or the Corporation has just been recalled for trading following a suspension or halt, the Corporation must wait until a satisfactory market has been established before setting the exercise price for and granting the Option. In general, the Exchange will not consider that a satisfactory market has been established until at least 10 trading days have passed since the date of listing or the day on which trading in the Corporation’s securities resumes, as the case may be;

(iii)	if the Shares are not listed on the Exchange, the price will be determined by the Board, subject to the rules or policies of any stock exchange or quotation system on which the Shares are listed;

(iv)	if the Options are granted within 90 days of a distribution by a prospectus, the minimum exercise price of those Options will be the greater of the Discounted Market Price and the per share price paid by the public investors for the listed shares acquired under the distribution. The 90 day period begins:

(A)	on the date a final receipt is issued for the prospectus; or

(B)	in the case of an initial public offering, on the date of listing; and

(v)	a minimum Option Price cannot be established unless the Options are allocated to particular Persons. More specifically, the Corporation cannot grant Options unless and until the Options have been allocated to a particular Person or Persons.

(b)	Exercise of Options

(i)	The Options must be exercised in accordance with the Plan and the Option Certificate and on the terms set out in the resolutions of the Board pursuant to which the grant of the Options are authorized. The Corporation will not be required to issue Option Shares in an amount less than a “Board Lot” (as defined in the policies of the Exchange), unless such number of Option Shares represents the balance of the Option Shares. The exercise price of the Option must be paid in cash or in accordance with Section 6(b)(ii).

(ii)	Cashless Exercise or Net Exercise of Options – A Cashless Exercise or Net Exercise of the Options may be permitted at the option of the Board, to be determined at the Grant Date. If permitted, such exercise will be in the manner provided in Section 6(b)(i) other than payment of the Option Price would be made on a Cashless Exercise or Net Exercise basis.

In the event of a Cashless Exercise or Net Exercise, the number of Options exercised, surrendered or converted, and not the number of Option Shares actually issued by the Corporation, must be included in calculating the limits set forth in Section 5(a) and Sections 6(f)(i)-(iii).

(c)	Re-issuance of Options

Options which are exercised, cancelled, terminated, surrendered, forfeited or expired without being exercised continue to be issuable under the Plan.

(d)	Blackout Period

The Expiry Date of the Options will be automatically extended by the amount of time set out in this subsection in the event that the Expiry Date falls within a Blackout Period and all of the following conditions exist:

(i)	the Blackout Period is formally imposed by the Corporation pursuant to its internal trading policies as a result of the bona fide existence of undisclosed Material Information. For greater certainty, in the absence of the Corporation formally imposing the Blackout Period, the Expiry Date of the Options will not be automatically extended in any circumstances;

(ii)	the Blackout Period expires upon the general disclosure of the undisclosed Material Information; and

(iii)	the Optionee or the Corporation is not subject to a cease trade order (or similar order under Securities Laws) in respect of the Corporation’s securities.

If the Expiry Date falls within a Blackout Period and all of the above conditions exist, then the Expiry Date of the Options affected by the Blackout Period will be extended by the length of the Blackout Period plus ten (10) Business Days.

(e)	Transferability of Option

All Options are non-transferable and non-assignable.

(f)	Other Terms and Conditions

The Option Certificate may contain such other provisions as the Board deems appropriate, provided such provisions are not inconsistent with the Plan and the requirements of the Exchange.

For as long as the Shares of the Corporation are listed on the Exchange, the Corporation will comply with the following requirements:

(i)	the Corporation may not grant, to any one Consultant, Options to acquire more than an aggregate of 2% of the issued and outstanding Shares of the Corporation in any 12 month period, calculated at the date the Options are granted to the Consultant;

(ii)	the Corporation may not grant, to all Persons retained to provide Investor Relations Activities, Options to acquire more than an aggregate of 2% of the issued and outstanding Shares of the Corporation in any 12 month period, calculated at the date the Options are granted to any such person. For greater certainty persons retained to provide Investor Relations Activities include any Consultant that performs Investor Relations Activities and any Employee or Director whose role and duties primarily consist of Investor Relations Activities;

(iii)	Options issued to Persons retained to provide Investor Relations Activities must vest in stages over a period of not less than 12 months with no more than 25% of the Options vesting in any three month period;

(iv)	the approval of the disinterested shareholders of the Corporation will be obtained:

(A)	for Options granted to any one Person (including to companies wholly-owned by that Person) within a 12 month period to acquire more than 5% of the issued and outstanding Shares of the Corporation, calculated on the date the Options are granted to the Person;

(B)	for Options which will result in the number of Options granted to Insiders (as a group) within a 12 month period exceeding 10% of the issued and outstanding Shares of the Corporation;

(C)	for Options which will result in the number of Options granted to Insiders (as a group) at any point in time exceeding 10% of the issued and outstanding Shares of the Corporation;

(D)	for any amendment to or reduction in the Option Price if the Optionee is an Insider of the Corporation at the time of the proposed amendment or reduction;

(E)	for any amendment that would result in a benefit to an Insider; and

(F)	for any extension to Options granted to individuals that are Insiders at the time of the proposed amendment.

For the purposes of this subsection, the term “Insider” has the meaning assigned in the Securities Act (British Columbia) and Options held by an Insider at any point in time that were granted to such Person prior to it becoming an Insider will be considered Options granted to an Insider irrespective of the fact that the Person was not an Insider at the time of grant;

(v)	for Options granted to Employees, Consultants or Management Company Employees of the Corporation, the Corporation and the Optionee will be responsible for ensuring and confirming that the Optionee is a bona fide Employee, Consultant or Management Company Employee of the Corporation, as the case may be;

(vi)	the Corporation must issue a news release disclosing the grant of Options to Insiders or persons retained to provide Investor Relations Activities; and

(vii)	in addition to any resale restrictions under Securities Laws, and any other circumstance for which the Exchange hold period may apply, where Options are granted to Insiders or where the Option Price includes a discount as permitted by the Exchange, the Options and any Option Shares issued on the exercise of such Options must be legended with a four (4) month Exchange hold period commencing on the Grant Date.

7. TERMINATION OF OPTIONS

(a)	All rights to exercise Options will terminate upon the earliest of:

(i)	the Expiry Date; and

(ii)	the date set out in Section 7(b) or (c), as applicable.

(b)	Ceasing to Hold Office

If the Optionee holds his or her Option as a Director and such Optionee ceases to be a Director prior to the end of the Option Period, then the Option will terminate on the Early Expiry Date, unless the Optionee:

(i)	ceases to be a Director as a result of the death or disability of the Optionee, in which case the Option will terminate one year from the date of death or disability of the Optionee;

(ii)	ceases to be a Director:

(A)	as a result of being convicted in or out of British Columbia of an offence in connection with the promotion, formation or management of a corporation or unincorporated business, or of an offence involving fraud;

(B)	by order of the British Columbia Securities Commission (the “BCSC”), the Exchange or any other regulatory body having jurisdiction to so order;

(C)	where the Director is required to resign as a consequence of ceasing to meet the director qualifications specified in the Business Corporations Act (British Columbia);

in which case, the Option will terminate on the date on which the Optionee ceases to be a Director; or

(iii)	remains an Eligible Person, in which case the Board may, in its discretion, allow the Optionee to retain the Option.

(c)	Ceasing to be Employed

If the Optionee holds his or her option as an Employee, Consultant or Management Company Employee and such Optionee ceases to be an Employee, Consultant or Management Company Employee prior to the end of the Option Period, then the Option will terminate on the Early Expiry Date, unless the Optionee:

(i)	ceases to be an Employee, Consultant or Management Company Employee as a result of the death or disability of the Optionee, in which case the Option will terminate one year from the date of death or disability of the Optionee;

(ii)	ceases to be an Employee, Consultant or Management Company Employee:

(A)	as a result of the Corporation terminating the Optionee for cause; or

(B)	by order of the BCSC, the Exchange or any other regulatory body having jurisdiction to so order,

in which case, the Option will terminate on the date on which the Optionee ceases to be an Employee, Consultant or Management Company Employee; or

(iii)	remains an Eligible Person, in which case the Board may, in its discretion, allow the Optionee to retain the Option.

(d)	Vesting on Termination

Unless otherwise provided by the Board, any options that are unvested on the date that the Corporation provides the Optionee with written notice of termination or the Optionee provides the Corporation with written notice of resignation, will automatically terminate on the date of such notice.

(e)	Exercise after Death or Disability of Optionee

In the event of the death of an Optionee, the Optionee’s Option must be exercised only by the person or persons to whom the Optionee’s rights under the Option will pass by the Optionee’s will or the laws of descent and distribution. In the event of the death or disability of an Optionee, the Optionee’s Option may be exercised to the extent that the Optionee was entitled to exercise the Option at the date of the Optionee’s death or disability. The period in which the Optionee’s Option may be exercised must not exceed one year from the date of the Optionee’s death.

8. ADJUSTMENT OF AND CHANGES IN THE OPTION SHARES

(a)	If the Corporation:

(i)	changes its capital structure through stock splits, reverse split, consolidations, recapitalizations, reclassifications, changes in or elimination of par value shares;

(ii)	declares any dividends or makes other distributions to holders of shares;

(iii)	grants any rights to purchase shares at prices substantially below the Option Price as determined in accordance with Section 6(a) to holders of shares of the Corporation; or

(iv)	converts or exchanges its shares for any other securities as a result of a business combination,

then in any such case the Corporation may make such adjustments in the right to purchase granted hereby which are appropriate and reflective of such event, and as may be required to prevent substantial dilution or enlargement of the rights granted to or available for the Optionee hereunder.

(b)	Options for fractional Option Shares resulting from any adjustment in Options pursuant to this Section 8 will be terminated. Any adjustment will be effective and binding on each Optionee for all purposes of the Plan.

(c)	Any adjustment to Options granted or issued (except in relation to a consolidation or share split) is subject to the prior acceptance of the Exchange.

(d)	If an adjustment is made pursuant to Section 8(a)(ii) and, as a result of such adjustment, an Optionee is entitled to receive additional Options, and if the Corporation does not have sufficient unallocated Options to satisfy such entitlement, then the Corporation may settle the entitlements with cash.

9. CHANGE OF CONTROL

In the event of the occurrence of any one or more of the following events:

(a)	a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation as a result of which the holders of Shares prior to the completion of the transaction hold or beneficially own, directly or indirectly, less than 50% of the outstanding Shares of the successor corporation after completion of the transaction;

(b)	the sale, lease, exchange or other disposition, in a single transaction or a series of related transactions, of all or substantially all of the assets of the Corporation and/or any of its subsidiaries to any other person or entity, other than a disposition to a wholly-owned subsidiary in the course of a reorganization of the assets of the Corporation and its subsidiaries. For the purposes of the foregoing, the sale, lease, exchange or other disposition of greater than 50% of such assets will be deemed to constitute all or substantially all of the assets;

(c)	a resolution is adopted to wind-up, dissolve or liquidate the Corporation;

(d)	an acquisition by any person, entity or group of persons or entities acting jointly or in concert of beneficial ownership of more than 50% of the Shares; or

(e)	the individuals who were nominated by management of the Corporation as directors on the Board in connection with the most recent meeting of the shareholders of the Corporation at which such elections were held (the “Included Directors”), do not for any reason constitute at least a majority of the Board on conclusion of the meeting or as evidenced by regulatory filings, provided that any director appointed by board resolution where no less than a majority of directors voting on or consenting to such resolution are Included Directors who vote in favour of such appointment, shall upon such appointment be an Included Director.

all outstanding Options will immediately vest, provided that the acceleration of vesting provisions required by the Exchange is subject to the prior written consent of the Exchange, and provided that if such transaction does not close, all such Options which remain unexercised will be deemed not to have vested. In addition, the Board may make such arrangements as the Board deems appropriate for the exercise of outstanding Options or continuance of outstanding Options in the surviving Company.

10. PAYMENT

(a)	Subject as hereinafter provided, the full purchase price for each of the Option Shares will be paid by money wire, certified cheque or bank draft in favour of the Corporation upon exercise thereof. An Optionee will have none of the rights of a shareholder in respect of the Option Shares until the shares are issued to such Optionee.

(b)	Upon exercise of an Option, the Optionee will, upon notification of the amount due and prior to the delivery of the certificates representing the Option Shares, pay to the Corporation by money wire, certified cheque or bank draft, such amount as the Corporation will determine is required to be withheld and remitted to Canada Revenue Agency (the “CRA”) to satisfy applicable federal and provincial tax and, if applicable, Canada Pension Plan (“CPP”) withholding and remittance requirements, or will make alternative arrangements satisfactory to the Corporation (acting in its sole discretion) in respect of such requirements. Such alternative arrangements for satisfying the withholding and remittance requirements may include, but will not be limited to, the following:

(i)	the Corporation may retain and withhold from any payment of cash due or to become due from the Corporation to the Optionee, whether under this Plan or otherwise, the amount of taxes and, if applicable, CPP contributions, required to be withheld or otherwise deducted and remitted by the Corporation to the CRA in respect of such payment, and will remit the amount so withheld to the CRA, as source deductions withheld by it in respect of the issue of the Option Shares; and

(ii)	the Corporation may deduct from the Option Shares to be issued to the Optionee, a number of Option Shares (the “Cashed-Out Shares”) having a market value of not less than the amount of taxes and, if applicable, CPP contributions, required to be withheld or otherwise deducted and remitted by the Corporation to the CRA in respect of such payment and will remit to the CRA the amount (the “Cash-Out Amount”) that is equal to the market value of the Cashed-Out Shares, as source deductions withheld by it in respect of the issue of the Option Shares. The Cashed-Out Shares may be retained or sold by the Corporation. In such cases, the Corporation may, at its sole discretion, elect under s. 110(1.1) of the Income Tax Act (Canada) not to deduct the Cash-Out Amount in computing its income for any taxation year.

11. SECURITIES LAW AND EXCHANGE REQUIREMENTS

(a)	No Option will be exercisable in whole or in part, nor will the Corporation be obligated to issue any Option Shares pursuant to the exercise of any such Option, if such exercise and issuance would, in the opinion of counsel for the Corporation, constitute a breach of any applicable laws from time to time, or the rules from time to time of the Exchange. Each Option will be subject to the further requirement that if at any time the Board determines that the listing or qualification of the Option Shares under any securities legislation or other applicable law, or the consent or approval of any governmental or other regulatory body (including the Exchange), is necessary as a condition of, or in connection with, the issue of the Option Shares hereunder, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(b)	By accepting and not returning an Option Certificate within five (5) days of receiving it in connection with a grant of Options, an Optionee is deemed to have expressly consented to the disclosure by the Corporation of personal and other information regarding the Optionee to any governmental or other regulatory body (including the Exchange or such other self-regulatory body or stock exchange having jurisdiction over the Corporation). In addition, the Optionee is deemed to have consented to the collection, use and disclosure of personal or other information by such governmental or other regulatory body (including the Exchange or such other self-regulatory body or stock exchange having jurisdiction over the Corporation) for such purposes as may be identified by such governmental or other regulatory body, from time to time.

12. EFFECTIVENESS AND TERMINATION OF PLAN

(a)	The Plan will be effective upon the later of:

(i)	approval of the shareholders of the Corporation, if such approval is required;

(ii)	approval of the Board;

(iii)	acceptance by the Exchange; and

(iv)	acceptance by any other regulatory authority having jurisdiction over the Corporation’s securities.

(b)	The Board may terminate the Plan at any time provided that the Corporation adopts a new stock option plan. Upon termination of the Plan, previously granted Options will be governed by the provisions of the Corporation’s stock option plan adopted by the Corporation from time to time.

13. AMENDMENT OF THE PLAN

(a)	The Board may from time to time amend the Plan and the terms and conditions of any Option granted thereunder, provided that any amendment, modification or change to the provisions of the Plan will:

(i)	not adversely alter or impair any Option previously granted, except as permitted by Section 8 or 9;

(ii)	be subject to any regulatory approvals, where required, including the approval of the Exchange where necessary;

(iii)	be subject to shareholder approval in accordance with the rules of the Exchange in circumstances where the amendment, modification or change of the Plan and terms and conditions of any Option would amend the:

(A)	Eligible Persons who may be granted Options under the Plan;

(B)	method for determining the Exercise Price of the Options;

(C)	maximum term of the Options under Section 3;

(D)	expiry and termination provisions relating to the Options under this Plan;

(E)	limitations under the Plan on the number of Options that may be granted to any one person or category of persons, including insiders, as set out in this Plan;

(F)	maximum number or percentage, as the case may be, of Shares that may be reserved under the Plan for issuance pursuant to the exercise of the Options;

(G)	Plan to include a Net Exercise provisions (as defined in the policies of the Exchange); or

(H)	amend this Section 13; and

(iv)	not be subject to shareholder approval in circumstances where the amendment, modification or change of the Plan would:

(A)	be of a “housekeeping nature”, including any amendment to the Plan or an Option that is necessary to comply with applicable laws, tax or accounting provisions or the requirements of any regulatory authority or the Exchange, and any amendment to the Plan or an Option to correct or rectify any ambiguity, defective provision, error or omission therein, including amendment to any definitions;

(B)	clarify existing provisions of the Plan that do not have the effect of altering the scope, nature and intent of such provisions;

(C)	be necessary for the Option to qualify for favourable treatment under applicable tax laws;

(D)	alter, extend or accelerate any vesting terms or conditions in the Plan or any Option; or

(E)	amend Section 8 or 9;

(b)	Subject to shareholder approval, the Board may from time to time retroactively amend the Plan and, with the consent of the affected Optionee, retroactively amend the terms and conditions of any Options which have previously been granted.

14. UNITED STATES REQUIREMENTS

(a)	No Option will be granted and issued unless the grant and issuance of such Option shall comply with all relevant provisions of applicable United States federal and state securities laws, including the availability of an exemption from registration for the issuance and sale of such Shares. The Corporation has no obligation to undertake registration under any United States federal or state laws of Options or the Shares issuable upon the exercise of Options.

(b)	As a condition to the exercise of an Option, the Board may require the Optionee to make representations and warranties in writing at the time of such exercise in order to establish, to the satisfaction of the Corporation and its legal counsel, that the Shares to be issued on such exercise may legally be issued in compliance with all applicable United States federal and state securities laws. If required by applicable United States federal and state securities laws, a stop-transfer order against such Shares shall be placed on the share ledger books and records of the Corporation, and a legend indicating that the Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, shall be stamped on the certificates representing such shares. The Board also may require such other documentation as they, in their sole discretion, may from time to time determine to be necessary to comply with United States federal and state securities laws.

(c)	The Option Certificate in respect of the grant of any Options to persons who are U.S. Persons, as that term is defined in Rule 902 of Regulation S, will include the following statement:

This Option has not been registered under any U.S. federal or state law and may not be exercised except pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, and all applicable U.S. state securities laws, or pursuant to available exemptions from such registration requirements. In addition, shares issued on exercise of this Option by a U.S. resident will bear a U.S. form of restrictive legend and may not be resold except in compliance with such legend.

(d)	No Option granted under the Plan will constitute an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended.

15. MISCELLANEOUS

If there is a discrepancy between the resolution of the Board authorizing the grant of an Option and the Option Certificate, then the board resolution will supersede the Option Certificate and the Option will be as described in the resolution of the Board.

16. SHAREHOLDER APPROVAL

This Plan is subject to the approval of the shareholders of the Corporation yearly at each annual general meeting of the Corporation.

SCHEDULE “A”

ALPHA COGNITION INC.

(the “Corporation”)

STOCK OPTION CERTIFICATE

PURSUANT TO THE 2022 STOCK OPTION PLAN

This stock option certificate (this “Option Certificate”) is issued pursuant to the provisions of the Corporation’s 2022 Stock Option Plan as amended or replaced from time to time (the “Plan”) and evidences that ____________________________ (the “Optionee”) is the holder of an option to purchase up to _____________________ Shares in the Corporation at a purchase price of $______ per Share.

The Grant Date of this Option is _______________________.

The Expiry Date is ______________________, 20_____.

This Option vests on the following terms:

________________________________________	(insert N/A if no vesting terms)

Other Restrictions:

1.	This Option Certificate and the Option evidenced hereby will expire and terminate on the date which is the earlier of the Expiry Date and the date set out in section 7(a)(ii) of the Plan.

2.	Subject to early expiry as described in paragraph 1 above and any vesting conditions, this Option may be exercised from the Grant Date until 4:00 p.m. local time in Vancouver, British Columbia on the Expiry Date, by delivering to the Corporation an Exercise Notice in the form attached as Schedule “B” to the Plan, together with this Option Certificate and a money wire, certified cheque or bank draft payable to ALPHA COGNITION INC. in an amount equal to the total Option Price of the Shares in respect of which this Option is being exercised; provided that the Optionee will have satisfied the conditions precedent, if any, to the exercise of the Option set out in the Plan.

3.	This Option Certificate and the Option evidenced hereby is not assignable, transferable or negotiable except in accordance with the provisions of the Plan. This Option Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and records of the Corporation will prevail. The Corporation and the Optionee hereby attorn to the jurisdiction of the Courts of British Columbia.

4.	The exercise of this Option is subject to the terms and restrictions set out in the Plan. Terms have the meaning as set out in the Plan.

5.	By accepting and not returning this Option Certificate within five (5) days of receiving it, the Optionee expressly consents to the disclosure by the Corporation of personal and other information regarding the Optionee to any governmental or other regulatory body (including the TSX Venture Exchange (the “Exchange”) or such other self-regulatory body or stock exchange having jurisdiction over the Corporation). In addition, the Optionee consents to the collection, use and disclosure of personal or other information by such governmental or other regulatory body (including the Exchange or such other self-regulatory body or stock exchange having jurisdiction over the Corporation) for such purposes as may be identified by such governmental or other regulatory body, from time to time.

6.	[INSERT FOR U.S. OPTIONEES: This Option has not been registered under any U.S. federal or state law and may not be exercised except pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, and all applicable U.S. state securities laws, or pursuant to available exemptions from such registration requirements. In addition, shares issued on exercise of this Option by a U.S. resident will bear a U.S. form of restrictive legend and may not be resold except in compliance with such legend.]

Dated this _______day of _______________________.

ALPHA COGNITION INC.

Per:

Authorized Signatory

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SCHEDULE “B”

ALPHA COGNITION INC.

EXERCISE NOTICE

To:	The Board of Directors - Stock Option Plan
ALPHA COGNITION INC. (the “Corporation”)

The undersigned hereby irrevocably gives notice, pursuant to the Corporation’s 2022 Stock Option Plan, of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Shares; or

(b)	____________________ of the Shares;

which are the subject of the Option Certificate held by the undersigned evidencing the undersigned’s Option to purchase said Shares.

Calculation of total Option Price:

(i)	number of Shares to be acquired _____________________ Shares

(ii)	multiplied by the Option Price per Share:	$

TOTAL OPTION PRICE, enclosed herewith:	$

1.	The undersigned hereby:

(a)	tenders herewith a certified cheque, bank draft or wire transfer (circle one) in the amount of $ payable to the Corporation in an amount equal to the total Option Price of the aforesaid Shares, as calculated above, and directs the Corporation to issue the share certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address; or

(b)	directs the Corporation to deliver the share certificate evidencing said Shares to the undersigned’s agent in trust for the undersigned at the address listed below against receipt of a check payable to the Corporation in an amount equal to the total Option Price of the aforesaid Shares, as calculated above.

2.	U.S. Purchaser Certification. The undersigned hereby represents, warrants and certifies to the Corporation that at the time of exercise (PLEASE CHECK [✓] ONE OF THE FOLLOWING):

A. ☐	The undersigned holder: (i) at the time of exercise of these Options is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”) and is not exercising these Options on behalf of a “U.S. person”; and (iii) did not execute or deliver this Exercise Form in the United States.

OR

B. ☐	The undersigned holder: (i) at the time of exercise of these Options is in the United States; (ii) is a “U.S. person” as defined in Regulation S under the 1933 Act or is exercising these Options on behalf of a “U.S. person”; or (iii) executed or delivered this Exercise Form in the United States.

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The undersigned understands that if the box in item (B) above is initialled, then the undersigned hereby confirms and acknowledges that:

(a)	the undersigned, at the time of exercise of the Options, has an exemption available from registration under the 1933 Act, and under applicable state securities in order to permit the Corporation to issue Shares underlying the Options to the undersigned;

(b)	upon exercise of the Options, the Corporation has no obligation to issue the underlying Shares to the undersigned unless an exemption from registration under the 1933 Act, and under applicable state securities laws is available as determined by the Corporation (in its sole discretion);

(c)	the Corporation may require the undersigned to make further representations and warranties (in writing) or provide such other documentation or legal opinions in order to establish, to the satisfaction of the Corporation (in its sole discretion), that the Shares to be issued on such exercise may legally be issued in compliance with all applicable United States federal and state securities laws.

(d)	the Direct Registration System statement(s) or certificate(s) representing the Shares issued upon exercise of the Options will bear a legend restricting transfer without registration under the 1933 Act, and applicable state securities laws unless an exemption from registration is available, in such form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF ALPHA COGNITION INC. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; OR (C) IN ACCORDANCE WITH ANY OTHER REGISTRATION EXEMPTION EVIDENCED BY AN OPINION OF COUNSEL OF RECOGNIZED STANDING AND ACCEPTABLE TO THE COMPANY AND THE TRANSFER AGENT, AVAILABLE UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA OR ELSEWHERE.

A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”, MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF SEC REGULATION S UNDER THE U.S. SECURITIES ACT AND APPLICABLE FOREIGN LAW.”

(e)	it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Shares;

(f)	it is receiving the Shares for its own account for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States; provided, however, that the undersigned may sell or otherwise dispose of any of the Shares pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements:

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(g)	it has had access to such financial and other information as it deems necessary in connection with its decision to exercise the Options and purchase the Shares;

(h)	it is not purchasing the Shares as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(i)	the Corporation will rely upon its confirmations, acknowledgements and agreements set forth herein, and the undersigned agrees to notify the Corporation promptly in writing if any of its representations or warranties herein ceases to be accurate or complete.

DATED the ___________ day of __________________________________ .

Signature of Witness	Signature of Optionee

Name of Witness (please print)	Name of Optionee (please print)

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